Execution Version

Exhibit 10.17

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is made and entered into as of January 24, 2014 by Goldrich Placer, LLC, an Alaska limited liability company (the “Guarantor”), in favor of Gold Rich Asia Investment Limited, a Hong Kong limited company (the “Beneficiary”).

RECITALS:

1.

Goldrich Mining Company, an Alaska corporation (the “Borrower”) and the Beneficiary have entered into an unsecured note purchase agreement, dated January 24, 2014 (as amended, supplemented, extended, restated, or otherwise modified from time to time, the “Note Purchase Agreement”), providing for a series of loans from the Beneficiary to the Borrower in an aggregate amount of up to $2,000,000 (the “Loans”) and a senior unsecured promissory note (the “Note”) to evidence the Borrower’s obligation to repay the Loans.

2.

The Guarantor is a wholly owned subsidiary of the Borrower.

3.

The Note Purchase Agreement and the Note require the Borrower to make payments thereunder directly to the Beneficiary in amounts and at times sufficient to pay the principal of and interest on the Note when due and to make other additional payments as set forth therein.

4.

It is a condition to the Note Purchase Agreement and the Loans that the Guarantor execute and deliver this Guaranty for the timely payment of all amounts when due with respect to Loans as evidenced by the Note and the Note Purchase Agreement.

5.

“Business Day” means any day except a Saturday, Sunday or any other day on which commercial banks in the City of Spokane, Washington are authorized by law to close. All capitalized terms used herein which are not defined shall have the meanings set forth in the Note Purchase Agreement.

The Guarantor, subject to the terms hereof, covenants and agrees with the Beneficiary, as follows:

ARTICLE I

REPRESENTATIONS AND COVENANTS OF GUARANTOR

The Guarantor is an Alaska limited liability company duly organized and existing under the laws of Alaska; it is duly authorized to do business in and is in good standing under the laws of Alaska; it is not in default or violation under any applicable provisions of the laws of Alaska or under its articles of organization or its operating agreement; it has the limited liability company power under said laws and under its articles of organization and operating agreement to enter into and perform all agreements on its part herein contained; it has been authorized to enter into this Guaranty by all necessary limited liability company action and the execution and

Execution Version

delivery by it of this Guaranty and the agreements herein contained do not contravene or constitute a default under any agreement, indenture or provisions of its articles of organization, its operating agreement, Alaska law or regulations or other requirements of law to which it is a party or by which it is bound.

ARTICLE II

COVENANTS AND AGREEMENTS

Section 2.1

Obligation.  The Guarantor hereby unconditionally guarantees and promises to pay, to the Beneficiary, (a) the prompt payment of all principal of the Note when and as the same shall become due, whether at the stated maturity thereof, by acceleration, call for redemption, tender or otherwise; (b) the prompt payment of all interest on the Note when and as the same shall become due; and (c) the prompt payment of any other amounts owing by the Borrower under the Note Purchase Agreement (collectively, the “Obligations”).

Section 2.2

Term; Definitions.  Subject to ARTICLE III hereof, the Obligations of the Guarantor under this Guaranty shall remain in full force and effect with respect to the Note until the payment in full of all Obligations under the Note.

Section 2.3

Obligations Unconditional.  The obligations of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable and shall remain in full force and effect until the indefeasible payment in full of all Obligations under the Note in accordance with the Note Purchase Agreement and other documents relating to the Note (collectively, including the Note, the “Note Documents”), and until such occurrence, the obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any event, including without limitation any of the following, whether or not with notice to or the consent of the Guarantor:

(a)

the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Borrower under the Note Documents;

(b)

the failure to give notice to the Borrower or the Guarantor of the occurrence of any default or event of default under the terms and provisions of this Guaranty, the Note Purchase Agreement or the other Note Documents;

(c)

the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Note Purchase Agreement or the other Note Documents so long as the aggregate obligations of Guarantor hereunder are not increased;

(d)

the taking or omission of any of the actions referred to in the Note Purchase Agreement, the other Note Documents or this Guaranty;

(e)

any failure, omission, delay or lack on the part of the Beneficiary to enforce, assert or exercise any rights, power or remedy conferred on the Beneficiary in this Guaranty, the Note Purchase Agreement or the other Note Documents subject to any applicable statute of limitations;

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(f)

the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities,  receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of or other similar proceedings affecting the Guarantor or the Borrower, or any of the assets of either of them, or any allegation or contest of the validity of this Guaranty in any such proceeding;

(g)

the default or failure of the Guarantor to perform any of its obligations set forth in this Guaranty;

(h)

the default or failure of the Borrower under any of the Note Documents;

(i)

the failure of the Beneficiary to fully perform any of its obligations to the Guarantor;

(j)

the invalidity or unenforceability of the Note Purchase Agreement or the other Note Documents;

(m)

a release or exchange of collateral securing the Loans; or

(n)

any other fact, circumstance or event that otherwise would exonerate, or constitute a defense (at law or in equity) to the obligation of, a surety.

Section 2.4

Set Offs; Counterclaims.  No set off, counterclaim, reduction, or diminution of the obligation or any defense of any kind or nature which the Guarantor has or may have against the Beneficiary shall be available hereunder to the Guarantor against the Beneficiary.

Section 2.5

Right to Proceed.  In the event of a default in the payment of principal of the Note when and as the same shall become due, whether at the stated maturity thereof, by acceleration, purchase or otherwise, or of a default in the payment of any interest on the Note when and as the same shall become due, or in the event of a failure to make any other payment due and owing under the Note Purchase Agreement or other Note Documents, or upon the occurrence of any other event of default by the Borrower under the terms of the Note, the Beneficiary, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against the Borrower under the Note Purchase Agreement or the other Note Documents or exhausting any other remedies which it may have and without resorting to any other security held by the Beneficiary (“Right to Proceed”).

Section 2.6

Beneficiary Fund Expenditure.  The Beneficiary shall not be obligated to expend or risk its own funds or otherwise incur any financial liability in the taking of any action hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, except liability which is adjudicated to have resulted from its gross negligence or willful misconduct by reason of any action so taken.

Section 2.7

Costs and Fees.  The Guarantor agrees to pay all the costs, expenses and fees, including all reasonable attorney’s fees, which may be incurred by the Beneficiary in

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enforcing or attempting to enforce this Guaranty following any default on the part of either the Borrower or the Guarantor, whether the same shall be enforced by suit or otherwise.

Section 2.8

Beneficiaries.  This Guaranty is entered into by the Guarantor for the benefit of the Beneficiary and its successors and assigns under the Note Documents.

Section 2.9

Waiver of Acceptance.  The Guarantor expressly waives notice from the Beneficiary of its acceptance of and reliance on this Guaranty.

Section 2.10

Approval of Amendments.  Notwithstanding any provision to the contrary, no amendment or modification to the Note Documents which would have the effect of increasing the Guarantor’s aggregate obligations hereunder shall be effective without the prior written consent of the Guarantor.

Section 2.11

Event of Default.

Each of the following occurrences shall constitute an “Event of Default” under this Guaranty:  (a) the Guarantor fails to observe or perform any covenant or agreement applicable to the Guarantor under this Guaranty and fails to cure such failure within 10 Business Days of notice of such failure by Beneficiary to Guarantor; (b) any representation or warranty made by the Guarantor in this Guaranty proves to have been materially false or materially misleading when made; (c) the Guarantor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (d) an involuntary petition is filed against the Guarantor under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Guarantor; (e) the Guarantor executes an assignment with respect to substantially all of its assets; or (f) the Guarantor fails to pay, upon demand made by Beneficiary at any time after the Beneficiary has the Right to Proceed, any and all unpaid Obligations owing hereunder.

ARTICLE III

MISCELLANEOUS

Section 3.1

Effect of Debtor Relief Laws.  The obligations of the Guarantor shall not be altered, limited, or affected by any proceeding against the Borrower pursuant to any bankruptcy, insolvency, reorganization, or similar law relating to the relief of debtors.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment of any of the obligations set forth in Section 2.1 by the Guarantor is rescinded or must otherwise be restored or returned by the Beneficiary upon any action taken by the Guarantor or the Borrower under any bankruptcy, insolvency, reorganization, or similar law relating to the relief of debtors.

Section 3.2

Remedies.  No remedy herein conferred upon or reserved to the Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.  No delay or omission to

Execution Version

exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Beneficiary to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.  In the event any provision contained in this Guaranty should be breached by the Guarantor and thereafter duly waived by the Beneficiary, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

Section 3.3

Beneficiary May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, bankruptcy reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the rights of creditors of the Guarantor, the Beneficiary shall be entitled and empowered by intervention in such proceeding or otherwise,

(a)

to file and prove a claim for the whole amount of principal, purchase price and interest owing and unpaid (whether at stated maturity or by acceleration, call for redemption or otherwise) in respect of the Note and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Beneficiary (including any claim for the reasonable compensation, expenses, disbursements and advances of the Beneficiary, its agents and counsel) allowed in such judicial proceeding; and

(b)

to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is authorized to make such payments to the Beneficiary, to pay to the Beneficiary any amount due to it for the reasonable expenses, disbursements and advances of the Beneficiary, its agents and counsel, and any other amounts due the Beneficiary hereunder.

Section 3.4

Waiver, Amendment.  No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Beneficiary and the Guarantor.

Section 3.5

Notices.  All notes or other communications hereunder (except payment) shall be in writing and shall addressed as follows:

If to Guarantor:

Goldrich Placer, LLC

2607 Southeast Blvd., Suite B211

Spokane, Washington 99223

Attention: William Schara

Fax: 509.695.3289

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With copies (which do not constitute notice) to:

Dorsey & Whitney LLP

1400 Wewatta Street, Suite 400

Denver, Colorado 80202

Attn: Jason K. Brenkert, Esq.

Fax: 303.629.3450

If to the Beneficiary:

Gold Rich Asia Investment Limited

Suite 603, Kai Wong Comm. Bldg

224 Queen’s Road Central

Hong Kong

Attention: Bipin A. Patel, Director

Fax: +852 2851 9863

With copies (which do not constitute notice) to:

Liner LLP

1100 Glendon Ave., 14th Floor

Los Angeles, CA 90024

Attn: Mitchell Regenstreif, Esq.

Fax: 310.500.3501

Bipin A. Patel

1816 Arrowhead Drive

Oakland, CA 94611

A party shall forthwith notify the other party in writing of any change in its mailing address. Notice shall conclusively be deemed to have been given when:  delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the first class mail, postage prepaid; or if telecopied, when receipt is acknowledged.

Section 3.6

Severability.  The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

Section 3.7

Counterparts.  This Guaranty may be executed simultaneously in several counterparts, including electronic or facsimile copies, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

Section 3.8

Governing Law and Construction.  THE VALIDITY, CONSTRUCTION, AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.  Whenever possible, each provision of this Guaranty and any other statement, instrument, or transaction contemplated hereby or relating hereto shall be interpreted so as to be effective and valid under such applicable

Execution Version

law, but if any provision of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto is held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument, or transaction contemplated hereby or relating hereto.

Section 3.9

Venue.  THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR ALASKA STATE COURT SITTING IN ANCHORAGE, ALASKA; AND THE PARTIES CONSENT TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVE ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.  IN THE EVENT A PARTY COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE OTHER PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

Section 3.10

Waiver of Jury Trial.  EACH OF THE GUARANTOR AND THE BENEFICIARY, BY ITS ACCEPTANCE OF THIS GUARANTY, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW.

[Reminder of page intentionally blank; signature page follows]

Execution Version

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed in its name as of the date first above written.

GUARANTOR:

GOLDRICH PLACER, LLC

By: ________________________________

Name: ______________________________

Title: ______________________________

ACKNOWLEDGED BY:

BENEFICIARY:

GOLD RICH ASIA INVESTMENT LIMITED

By:  ________________________________

Name: _____________________________

Title: ______________________________

[Signature Page to Guaranty Agreement]